UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

CRYOPORT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34632	88-0313393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 Westwood Place, Suite 350 Brentwood, TN 37027
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 470-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CYRX	The NASDAQ Stock Market LLC
Warrants to purchase Common Stock	CYRXW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On May 20, 2020, Cryoport, Inc. (the “Company”) received notification from a stockholder asserting that one of the Company’s directors had engaged in insider trading on May 13, 2020 by exercising options to purchase 8,334 shares of the Company’s common stock at an exercise price of $4.80 per share and selling those shares of common stock at an average sale price of $23.4234 per share while in possession of material nonpublic information regarding the existence of the Company’s offering of its 3.00% convertible senior notes due 2025 (the “Notes”). This stockholder also indicated that he has notified the Securities and Exchange Commission of his allegations. The Company believes that these claims are without merit as the director formally requested and received approval to exercise these options and sell these shares of common stock on May 12, 2020 and sold these shares of common stock on May 13, 2020 in accordance with the Company’s policies for trading in the Company’s securities. Further, the sale of the shares occurred in advance of both when the Company’s management determined to explore pursuing the Notes Offering (as defined below) and when the members of the Company’s board of directors, including the director in question, were first notified of the Notes Offering.

Item 8.01	Other Events.

On May 19, 2020, the Company issued a press release announcing its intention to offer, subject to market conditions and other factors, $100.0 million aggregate principal amount of the Notes in a private placement (the “Notes Offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 21, 2020, the Company issued a press release announcing the pricing of $100.0 million aggregate principal amount of the Notes in the Notes Offering. A copy of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Press Release, dated May 19, 2020

99.2	Press Release, dated May 21, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2020	Cryoport Inc.

/s/ Robert Stefanovich
Robert Stefanovich
Chief Financial Officer